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                                                                            FOUR EASY WAYS TO VOTE YOUR PROXY

                                                     INTERNET:  Go to www.aiminvestments.com/proxy and follow the online directions.

                                                     TELEPHONE: Call 1-888-XXX-XXXX and follow the simple instructions.

                                                     MAIL:      Vote, sign, date and return your proxy by mail.

(AIM INVESTMENT(R) LOGO)                             IN PERSON: Vote at the Special Meeting of Shareholders.
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                999 999 999 999 99

AIM SELECT REAL ESTATE INCOME FUND (THE "FUND")                               PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
                                                                                     PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 26, 2007

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 26, 2007, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                                     NOTE: IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, PLEASE DO NOT RETURN YOUR
                                                           PROXY CARD.
                                                       -
                                                           PROXY MUST BE SIGNED AND DATED BELOW.

                                                     Dated ____________________ 2007


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                                                     Signature(s) (if held jointly)                                (SIGN IN THE BOX)

                                                     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.
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                                                     - PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] -
                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                                             FOR   AGAINST   ABSTAIN

1.   Approve an Agreement and Plan of Reorganization which provides for the                                  [ ]     [ ]       [ ]
     reorganization of AIM Select Real Estate Income Fund a closed-end exchange-traded fund into an open-end fund.

PROXIES ARE AUTHORIZED TO VOTE ON A PROPOSAL TO ADJOURN THE MEETING, AND, TO VOTE IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS
MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

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